
[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

The Investment
Company of America-Registered Trademark-

Annual meeting of shareholders -- August 9, 2007

IMPORTANT NOTICE

The annual meeting of shareholders of The Investment Company of America will be held on August 9, 2007.

While your attendance is not required to participate, it is important that you take a few minutes to read the enclosed material and vote your shares by telephone, via the Internet, or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope, as soon as possible. You may still vote in person if you wish, but voting now will ensure that your vote is counted if you are unable to attend.

Your vote is important, regardless of the number of shares you own. Mutual funds are required to obtain shareholder approval for certain issues and as a shareholder, you have the right to vote on these matters. We encourage you to read the attached proxy statement in full.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. BY VOTING YOUR SHARES PROMPTLY,
YOU WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID BY THE FUND -- AND YOU WILL
ALSO AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY TELEPHONE
OR VIA THE INTERNET LOWERS THE FUND'S PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

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The Investment Company of America

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 9, 2007

TO THE SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:

The annual meeting of shareholders (the "meeting") of The Investment Company of
America (the "fund") will be held at the principal offices of the fund, 333
South Hope Street, 55th Floor, Los Angeles, California on Thursday, August 9,
2007 at 9:00 a.m., Pacific time, and at any adjournment or adjournments thereof, for the following purposes:

1. To elect a board of 13 directors; and

2. To consider and act upon any other business as may properly come before the meeting and any adjournment or adjournments thereof.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A
MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON JUNE 11, 2007 (THE "RECORD
DATE") ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND
RETURN THE ENCLOSED PROXY CARD OR CAST YOUR VOTE BY TELEPHONE OR VIA THE
INTERNET, AS SOON AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS
USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OF THE FUND ON JUNE 11, 2007,
YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN TO VOTE EACH PROXY
CARD YOU RECEIVE.

Only shareholders of record at the close of business on June 11, 2007 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 25, 2007

IMPORTANT
You can help the fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating and returning the proxy card in the enclosed postage-paid envelope.


The Investment Company of America
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 9, 2007

The enclosed proxy is solicited by the board of directors (the "board" or "board of directors") of The Investment Company of America (the "fund") in connection with the annual meeting of shareholders (the "meeting") to be held at the principal offices of the fund, 333 South Hope Street, 55th Floor, Los Angeles,
California on Thursday, August 9, 2007 at 9:00 a.m., Pacific time and at any adjournment or adjournments thereof. Shareholders of record at the close of business on June 11, 2007 (the "record date") are entitled to vote on a proposal to elect 13 directors. The board knows of no other business to be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. This proxy statement and related proxy card were first mailed on or about June 25, 2007.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote by telephone or via the Internet on or before August 9, 2007 at 9:00 a.m. Pacific time, your shares will be voted exactly as you instruct. If you choose to sign the proxy card, without otherwise completing it, your shares will be voted "for" the directors nominated below.
Your vote can be revoked at any time before its exercise, either by filing with the fund a written notice of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to "withhold"
are counted in determining the presence of a quorum.

Broker-dealer firms holding shares of the fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the fund understands that broker-dealers may vote on Proposal 1, Election of Directors, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which i) instructions have not been received from the beneficial owners or persons entitled to vote and ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exits.

The fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares with each share class representing an interest in a shared

                                             The Investment Company of America 1

investment portfolio of securities. While each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information), shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting and the number of shares outstanding is equal to the number of votes to which each class is entitled. On the record date, the number of shares issued and outstanding for the various classes of shares was as follows:


CLASS           SHARES OUTSTANDING            CLASS             SHARES OUTSTANDING

-----------------------------------------------------------------------------------------
A                           2,182,461,269    529-E                              1,521,204
-----------------------------------------------------------------------------------------
B                             123,955,339    529-F                                464,210
-----------------------------------------------------------------------------------------
C                             100,298,725    R-1                                1,618,687
-----------------------------------------------------------------------------------------
F                              46,546,229    R-2                               19,738,672
-----------------------------------------------------------------------------------------
529-A                          35,794,987    R-3                               28,753,340
-----------------------------------------------------------------------------------------
529-B                           7,369,228    R-4                               10,727.275
-----------------------------------------------------------------------------------------
529-C                          10,320,834    R-5                               62,912,760
-----------------------------------------------------------------------------------------


Please note that 529 share classes are available only through
CollegeAmerica-Registered Trademark- to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.
Class 529 shares are voted by the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia.

Attached as Appendix A is a table that identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of June 1, 2007, the number of shares so owned, and the percentage of all shares outstanding for that class represented by such ownership, based upon the number of shares outstanding on the record date.

With respect to the election of directors, assuming a quorum is present at the meeting, the 13 nominees receiving the highest number of votes will be elected.
If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

The following 13 directors are proposed to be elected at the meeting, each to hold office until the next annual meeting or until a successor is elected and qualified. Each of the nominees for director was elected by shareholders at their last annual meeting in August 2006. Each of the nominees below has agreed to serve as a director if reelected. Should any unforeseen event prevent one or more of the nominees from serving as director, your vote(s) will be cast (unless you have elected to withhold authority as to the election of any nominee) "for"
the election of such person or persons as the board of directors shall recommend to replace the former nominee.

2 The Investment Company of America


The board recommends that shareholders vote "for" each of the following 13 nominees. Proxies will be voted "for" the election of the 13 nominees, unless otherwise specified.

                               BOARD OF DIRECTORS

                                                                                                           NUMBER OF PORTFOLIOS
                                                        YEAR FIRST                                           WITHIN THE FUND
                                          POSITION       ELECTED A                                              COMPLEX(2)
                                            WITH        DIRECTOR OF        PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME AND AGE                              THE FUND       THE FUND           DURING PAST FIVE YEARS               DIRECTOR

-------------------------------------------------------------------------------------------------------------------------------
"INDEPENDENT" DIRECTORS(1)
Ms. Louise H. Bryson                      Director         1999        President, Distribution,                      1
63                                                                     Lifetime Entertainment Services;
                                                                       General Manager, Lifetime Movie
                                                                       Network; former Chairman of the
                                                                       Board and Director, KCET -- Los
                                                                       Angeles (public television
                                                                       station)
-------------------------------------------------------------------------------------------------------------------------------
Ms. Mary Anne Dolan                       Director         2000        Founder and President, M.A.D.,                3
60                                                                     Inc. (communications company);
                                                                       former Editor-in-Chief, THE LOS
                                                                       ANGELES HERALD EXAMINER
-------------------------------------------------------------------------------------------------------------------------------
Mr. Martin Fenton                       Chairman of        2000        Chairman of the Board, Senior                18
72                                       the Board                     Resource Group LLC (development
                                        (Independent                   and management of senior living
                                          and Non-                     communities)
                                         Executive)
-------------------------------------------------------------------------------------------------------------------------------
Mr. Leonard R. Fuller                     Director         2002        President and CEO, Fuller                    16
60                                                                     Consulting (financial management
                                                                       consulting firm)
-------------------------------------------------------------------------------------------------------------------------------
Mr. Claudio X. Gonzalez Laporte           Director         2001        Chairman of the Board and CEO,                1
73                                                                     Kimberly-Clark de Mexico, S.A.
                                                                       de C.V. (household products)
-------------------------------------------------------------------------------------------------------------------------------


                                            OTHER DIRECTORSHIPS
NAME AND AGE                                HELD BY DIRECTOR(3)

------------------------------------
"INDEPENDENT" DIRECTORS(1)
Ms. Louise H. Bryson                  None
63
------------------------------------
Ms. Mary Anne Dolan                   None
60
------------------------------------
Mr. Martin Fenton                     None
72
------------------------------------
Mr. Leonard R. Fuller                 None
60
------------------------------------
Mr. Claudio X. Gonzalez Laporte       America Movil, S.A. de C.V.;
73                                    General Electric Company; Grupo
                                      Alfa, S.A. de C.V.; Grupo Carso,
                                      S.A. de C.V.; Grupo Financiero
                                      Inbursa; Grupo Industrial
                                      Saltillo, S.A. de C.V.; Grupo
                                      Mexico, S.A. de C.V.; The Home
                                      Depot, Inc.; Kellogg Company;
                                      Kimberly-Clark Corporation; The
                                      Mexico Fund
------------------------------------


                                             The Investment Company of America 3

                               BOARD OF DIRECTORS

                                                                                                         NUMBER OF PORTFOLIOS
                                                     YEAR FIRST                                            WITHIN THE FUND
                                      POSITION        ELECTED A                                               COMPLEX(2)
                                        WITH         DIRECTOR OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME AND AGE                          THE FUND        THE FUND           DURING PAST FIVE YEARS                DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
Mr. L. Daniel Jorndt                  Director          2006        Retired; Former Chairman and CEO,              1
65                                                                  Walgreen Company (drug store
                                                                    chain)
-----------------------------------------------------------------------------------------------------------------------------
Prof. John G. McDonald                Director          1976        Stanford Investors Professor,                  8
70                                                                  Graduate School of Business,
                                                                    Stanford University
-----------------------------------------------------------------------------------------------------------------------------
Ms. Bailey Morris-Eck                 Director          1993        Director and Programming Chair,                3
63                                                                  WYPR Baltimore/Washington (public
                                                                    radio station); Senior Adviser,
                                                                    FINANCIAL NEWS (London); Senior
                                                                    Fellow, Institute for
                                                                    International Economics
-----------------------------------------------------------------------------------------------------------------------------
Mr. Richard G. Newman                 Director          1996        Chairman of the Board, AECOM                  14
72                                                                  Technology Corporation
                                                                    (engineering, consulting and
                                                                    professional technical services)
-----------------------------------------------------------------------------------------------------------------------------
Dr. Olin C. Robison                   Director          1987        Fellow, The Oxford Centre for the              3
71                                                                  Study of Christianity and
                                                                    Culture; Director, The Oxford
                                                                    Project on Religion and Public
                                                                    Policy; President Emeritus of the
                                                                    Salzburg Seminar; President
                                                                    Emeritus, Middlebury College
-----------------------------------------------------------------------------------------------------------------------------


                                       OTHER DIRECTORSHIPS(3)
NAME AND AGE                              HELD BY DIRECTOR

--------------------------------
Mr. L. Daniel Jorndt              Kellogg Company
65
--------------------------------
Prof. John G. McDonald            iStar Financial, Inc.; Plum Creek
70                                Timber Co.; Scholastic
                                  Corporation; Varian, Inc.
--------------------------------
Ms. Bailey Morris-Eck             None
63
--------------------------------
Mr. Richard G. Newman             Sempra Energy; Southwest Water
72                                Company
--------------------------------
Dr. Olin C. Robison               American Shared Hospital Services
71
--------------------------------


4 The Investment Company of America


                              BOARD OF DIRECTORS

                                                                         PRINCIPAL OCCUPATION(S)
                                                                         DURING PAST FIVE YEARS          NUMBER OF PORTFOLIOS
                                                     YEAR FIRST          AND POSITIONS HELD WITH           WITHIN THE FUND
                                      POSITION        ELECTED A          AFFILIATED ENTITIES OR               COMPLEX(2)
                                        WITH         DIRECTOR OF        THE PRINCIPAL UNDERWRITER            OVERSEEN BY
NAME AND AGE                          THE FUND        THE FUND                 OF THE FUND                     DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(4)
Mr. James B. Lovelace                Senior Vice        1994        Senior Vice President and                      3
51                                  President and                   Director, Capital Research and
                                      Director                      Management Company
-----------------------------------------------------------------------------------------------------------------------------
Mr. Donald D. O'Neal                 Senior Vice        1994        Senior Vice President and                      3
46                                  President and                   Director, Capital Research and
                                      Director                      Management Company
-----------------------------------------------------------------------------------------------------------------------------
Mr. R. Michael Shanahan             Vice Chairman       1994        Chairman Emeritus, Capital                     2
68                                  of the Board                    Research and Management Company;
                                                                    Director, American Funds
                                                                    Distributors, Inc.;(5) Chairman
                                                                    of the Executive Committee and
                                                                    Director, The Capital Group
                                                                    Companies, Inc.;(5) Chairman of
                                                                    the Board, Capital Management
                                                                    Services, Inc.;(5) Director,
                                                                    Capital Strategy Research,
                                                                    Inc.(5)
-----------------------------------------------------------------------------------------------------------------------------


                                       OTHER DIRECTORSHIPS(3)
NAME AND AGE                              HELD BY DIRECTOR

--------------------------------
"INTERESTED"
DIRECTORS(4)
Mr. James B. Lovelace             None
51
--------------------------------
Mr. Donald D. O'Neal              None
46
--------------------------------
Mr. R. Michael Shanahan           None
68
--------------------------------




                  (1)   The term "Independent" refers to a director who is not an
                        "interested person" within the meaning of the Investment
                        Company Act of 1940 (the "1940 Act").
                  (2)   Funds managed by Capital Research and Management Company,
                        including the American Funds,-Registered Trademark- American
                        Funds Insurance Series,-Registered Trademark- which is
                        composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American
                        Funds Target Date Retirement Series,(SM) Inc., which is
                        composed of nine funds and is available to investors in
                        tax-deferred retirement plans and IRAs, and Endowments,
                        which is composed of two portfolios and is available to
                        certain nonprofit organizations.
                  (3)   This includes all directorships (other than those of the
                        American Funds) that are held by each director as a director of a public company or a registered investment company.
                  (4)   "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment
                        adviser, Capital Research and Management Company, or
                        affiliated entities (including the fund's principal
                        underwriter).
                  (5)   Company affiliated with Capital Research and Management
                        Company.


                                             The Investment Company of America 5


BOARD AND COMMITTEE MEMBERSHIP

During the fiscal year ended December 31, 2006 ("fiscal 2006"), five board meetings were held. The board has also organized the following standing committees of the board, each of which holds separate committee meetings. The principal functions of each board committee are summarized below. During the
2006 fiscal year none of the board members serving on committees was an
"interested person" of the fund within the meaning of the 1940 Act. Claudio X.
Gonzalez Laporte was unable to attend two of five Board meetings and two of five
Audit Committee meetings. All other incumbent directors attended at least 93% of the meetings of the Board and of the Committees of the Board on which he or she served during that time.

The fund has an audit committee (the "audit committee") comprised of all of the board's independent directors. The audit committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The audit committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Five audit committee meetings were held during fiscal 2006.

The fund has a governance and contracts committee (the "governance and contracts committee") comprised of all of the board's independent directors. The governance and contracts committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement,
Principal Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One governance and contracts committee meeting was held during fiscal 2006.

The fund has a nominating committee (the "nominating committee") comprised of
Louise H. Bryson, Mary Anne Dolan, John G. McDonald and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act.
The nominating committee operates under a written charter that is attached as
Appendix B. The nominating committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The nominating committee also evaluates, selects and nominates independent director and advisory board member candidates to the full board of directors. While the nominating committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be made in writing to the nominating committee of the fund, addressed to the fund's secretary,

6 The Investment Company of America

and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee (see also
"Shareholder proposals for 2008 annual meeting"). Four nominating committee meetings were held during fiscal 2006.

The fund has a proxy committee (the "proxy committee") comprised of Leonard R.
Fuller, John G. McDonald, and Richard G. Newman, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The proxy committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Five proxy committee meetings were held during fiscal 2006.

DIRECTOR COMPENSATION

No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a "board cluster"). The fund typically pays each independent director an annual fee, which ranges from $50,000 to $81,500, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

The nominating committee reviews director compensation periodically and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of the fund's expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of its independent directors who are not affiliated with the fund.

                                             The Investment Company of America 7

                        COMPENSATION AND FUND OWNERSHIP

The following table sets forth for each nominee, the aggregate compensation paid by the fund during fiscal 2006, the total compensation paid by all funds managed by the investment adviser or its affiliates during fiscal 2006, the value of his or her holdings in the fund, as of December 31, 2006 and the value of his or her holdings in all of the American Funds he or she oversees as a director, as of
December 31, 2006:

                                                                  TOTAL COMPENSATION (INCLUDING
                                                                       VOLUNTARILY DEFERRED
                                                                  COMPENSATION(2) FROM ALL FUNDS
                                   AGGREGATE COMPENSATION               MANAGED BY CAPITAL             DOLLAR RANGE(4)
                               (INCLUDING VOLUNTARILY DEFERRED       RESEARCH AND MANAGEMENT           OF FUND SHARES
                               COMPENSATION(2)) FROM THE FUND      COMPANY OR ITS AFFILIATES(3)          OWNED AS OF
NAME                                 DURING FISCAL 2006                 DURING FISCAL 2006            DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------
"INDEPENDENT" DIRECTORS(1)
Ms. Louise H. Bryson(5)                   $88,500                           $88,500                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Ms. Mary Anne Dolan                         73,668                           143,500                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mr. Martin Fenton(5)                       101,657                           346,890                $50,001 - $100,000(6)
-------------------------------------------------------------------------------------------------------------------------
Mr. Leonard R. Fuller                       76,222                           227,810                  $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------
Mr. Claudio X. Gonzalez
Laporte(5)                                  76,000                            76,000                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mr. L. Daniel Jorndt(7)                     52,750                            52,750                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Prof. John G. McDonald(5)                   92,188                           340,000                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Ms. Bailey Morris-Eck                       71,168                           139,500                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mr. Richard G. Newman                       84,273                           163,810                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Dr. Olin C. Robison(5)                      77,668                           144,500                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------


                                 AGGREGATE DOLLAR RANGE(4)
                                  OF SHARES OWNED IN ALL
                                   FUNDS IN THE AMERICAN
                             FUNDS FAMILY OVERSEEN BY DIRECTOR
NAME                              AS OF DECEMBER 31, 2006

---------------------------
"INDEPENDENT" DIRECTORS(1)
Ms. Louise H. Bryson(5)               Over $100,000
---------------------------
Ms. Mary Anne Dolan                    Over $100,000
---------------------------
Mr. Martin Fenton(5)                   Over $100,000
---------------------------
Mr. Leonard R. Fuller               $50,001 - $100,000
---------------------------
Mr. Claudio X. Gonzalez
Laporte(5)                             Over $100,000
---------------------------
Mr. L. Daniel Jorndt(7)                Over $100,000
---------------------------
Prof. John G. McDonald(5)              Over $100,000
---------------------------
Ms. Bailey Morris-Eck                  Over $100,000
---------------------------
Mr. Richard G. Newman                  Over $100,000
---------------------------
Dr. Olin C. Robison(5)                 Over $100,000
---------------------------


8 The Investment Company of America


                       COMPENSATION AND FUND OWNERSHIP

                                                                   TOTAL COMPENSATION (INCLUDING
                                                                        VOLUNTARILY DEFERRED
                                                                   COMPENSATION(2) FROM ALL FUNDS
                                    AGGREGATE COMPENSATION               MANAGED BY CAPITAL            DOLLAR RANGE(4)
                                (INCLUDING VOLUNTARILY DEFERRED       RESEARCH AND MANAGEMENT           OF FUND SHARES
                                   COMPENSATION(2)) FROM THE        COMPANY OR ITS AFFILIATES(3)         OWNED AS OF
NAME                                FUND DURING FISCAL 2006              DURING FISCAL 2006           DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(8)
Mr. James B. Lovelace(9)                       None                              None                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mr. Donald D. O'Neal(9)                        None                              None                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mr. R. Michael Shanahan(9)                     None                              None                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------


                                  AGGREGATE DOLLAR RANGE(4)
                                   OF SHARES OWNED IN ALL
                                    FUNDS IN THE AMERICAN
                              FUNDS FAMILY OVERSEEN BY DIRECTOR
NAME                               AS OF DECEMBER 31, 2006

----------------------------
"INTERESTED" DIRECTORS(8)
Mr. James B. Lovelace(9)                Over $100,000
----------------------------
Mr. Donald D. O'Neal(9)                 Over $100,000
----------------------------
Mr. R. Michael Shanahan(9)              Over $100,000
----------------------------




                  (1)   An "Independent" director refers to a director who is not an
                        "interested person" within the meaning of the 1940 Act.
                  (2)   Amounts may be deferred by eligible directors and advisory board members under a non-qualified deferred compensation
                        plan adopted by the fund in 1993. Deferred amounts
                        accumulate at an earnings rate determined by the total
                        return of one or more funds in the American Funds as
                        designated by the directors. Compensation shown in this
                        table for fiscal 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 5 for more information.
                  (3)   Capital Research and Management Company manages the American
                        Funds, consisting of 30 funds. Capital Research and
                        Management Company also manages American Funds Insurance
                        Series which is composed of 15 funds and serves as the
                        underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement
                        Series,(SM) Inc., which is composed of nine funds and is
                        available to investors in tax-deferred retirement plans and
                        IRAs; and Endowments, which is composed of two portfolios
                        and is available to certain nonprofit organizations.
                  (4)   Ownership disclosure is made using the following ranges:
                        None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000
                        and Over $100,000. The amounts listed for "interested"
                        directors include shares owned through The Capital Group
                        Companies, Inc. retirement plan and 401(k) plan.
                  (5)   Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus
                        earnings thereon) through the fiscal 2006 for participating directors and advisory board members is as follows: Louise
                        H. Bryson ($675,429), Martin Fenton ($168,186), Leonard R.
                        Fuller ($10,940), Claudio X. Gonzalez Laporte ($510,702), L.
                        Daniel Jorndt ($49,882), John G. McDonald ($1,453,516) and
                        Olin C. Robison ($704,940). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured
                        liabilities of the fund until paid to the directors.
                  (6)   Dollar range of shares owned was "Over $100,000" as of
                        June 1, 2007.
                  (7)   L. Daniel Jorndt was elected by the board in May 2006.
                  (8)   An "interested" director refers to a director who is an
                        "interested person" within the meaning of the 1940 Act on
                        the basis of their affiliation with the fund's investment
                        adviser, Capital Research and Management Company, or
                        affiliated entities (including the fund's principal
                        underwriter).
                  (9)   No compensation is paid by the fund to any director who is affiliated with the investment adviser.


                                             The Investment Company of America 9


                                 OTHER OFFICERS

Following are the officers of the fund as of the date of this proxy statement.
Each officer was elected at the last annual organizational meeting of the board held on August 10, 2006, or was subsequently elected and each will hold office until the board's next annual organizational meeting or until a successor is duly elected and qualified.


                                      PRINCIPAL OCCUPATION(S) DURING
                                       PAST FIVE YEARS AND POSITIONS       YEAR FIRST
NAME                                   HELD WITH AFFILIATED ENTITIES         ELECTED
(POSITION WITH FUND)                  OR THE PRINCIPAL UNDERWRITER OF     AN OFFICER OF
AND AGE                                          THE FUND                   THE FUND

---------------------------------------------------------------------------------------
Mr. James F. Rothenberg              Chairman of the Board, Capital           2000
(President)                          Research and Management Company;
60                                   Director, American Funds
                                     Distributors, Inc.;(1) Director,
                                     The Capital Group Companies,
                                     Inc.;(1) Director, Capital Group
                                     Research, Inc.(1)
---------------------------------------------------------------------------------------
Mr. Paul G. Haaga, Jr.               Vice Chairman of the Board,              2002
(Executive Vice President)           Capital Research and Management
58                                   Company; Director, The Capital
                                     Group Companies, Inc.(1)
---------------------------------------------------------------------------------------
Ms. Joyce E. Gordon                  Senior Vice President and                1998
(Senior Vice President)              Director, Capital Research and
50                                   Management Company
---------------------------------------------------------------------------------------
Mr. J. Dale Harvey                   Vice President -- Capital                2006
(Vice President)                     Research and Management Company;
42                                   Director, American Funds Service
                                     Company
---------------------------------------------------------------------------------------
Ms. Anne M. Llewellyn                Senior Vice President -- Fund            1984
(Vice President)                     Business Management Group,
59                                   Capital Research and Management
                                     Company
---------------------------------------------------------------------------------------
Mr. Vincent P. Corti                 Vice President -- Fund Business          1994
(Secretary)                          Management Group, Capital
51                                   Research and Management Company
---------------------------------------------------------------------------------------
Mr. Carmelo Spinella                 Senior Vice President -- Fund            2006
(Treasurer)                          Business Management Group,
44                                   Capital Research and Management
                                     Company
---------------------------------------------------------------------------------------
Ms. R. Marcia Gould                  Vice President -- Fund Business          1993
(Assistant Treasurer)                Management Group, Capital
52                                   Research and Management Company
---------------------------------------------------------------------------------------




                  (1)   Company affiliated with Capital Research and Management
                        Company.


No officer, director or employee of the investment adviser receives any remuneration from the fund. All of the officers listed, with the exception of
Anne M. Llewellyn and Carmelo Spinella, are officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser. As of the record date, the officers and directors of the fund and their families, as a group, owned beneficially less than 1% of the outstanding shares of the fund.

10 The Investment Company of America


ADDITIONAL INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors (including a majority of independent directors) has selected PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the fund for the fiscal year ending December 31, 2007. PwC has served as the fund's independent registered public accounting firm since the fund's inception. No representative of PwC is expected to attend the meeting. In reliance on rule 32a-4 under the 1940 Act, the fund is not seeking shareholder ratification of the selection of its independent registered public accounting firm.

The audit committee has discussed with PwC representatives the independence of
PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, as amended, and has also considered whether the provision of the non-audit services described below is compatible with maintaining its independence.

The following table sets forth the fees billed by PwC for audit and other services provided to the fund in respect of the fiscal year ended December 31,
2005 ("fiscal 2005") and fiscal 2006:


BILLED TO THE FUND:                                               2005        2006

-------------------------------------------------------------------------------------
Audit fees                                                       $93,000      $99,000
-------------------------------------------------------------------------------------
Audit-related fees                                                  none         none
-------------------------------------------------------------------------------------
Tax fees                                                           7,000        7,000
-------------------------------------------------------------------------------------
  (tax fees consist of professional services relating to the preparation of the fund's tax returns)
-------------------------------------------------------------------------------------
All other fees                                                      none         none
-------------------------------------------------------------------------------------



BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:              2005        2006

------------------------------------------------------------------------------------
  (includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the funds for engagements that relate directly to the operations and financial reporting of the fund and that were subject to the pre-approval policies described below)
------------------------------------------------------------------------------------
Audit-related fees                                                  none        none
------------------------------------------------------------------------------------
Tax fees                                                         $26,000     $14,000
------------------------------------------------------------------------------------
All other fees                                                      none        none
------------------------------------------------------------------------------------


Pre-approval policies: The fund's audit committee pre-approves all audit and permissible non-audit services that the audit committee considers compatible with maintaining the independent registered public accounting firm's independence. This pre-approval requirement extends to all non-audit services provided to the fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund. The audit

                                            The Investment Company of America 11


committee does not delegate its responsibility to pre-approve these services to the investment adviser; however, the audit committee may in its discretion delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full audit committee at its next meeting. While the pre-approval requirement may be waived with respect to non-audit services if certain conditions are met, the pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the fund's independent registered public accounting firm, including fees for all services billed to the investment adviser and affiliates, were $33,000 for fiscal 2005 and $21,000 for fiscal
2006. The non-audit services represented by these amounts were brought to the attention of the audit committee and considered to be consistent with maintaining the independent registered public accounting firm's independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds managed by the investment adviser that
PwC serves. Billing for these services during fiscal 2006 totaled $1,256,000.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the board of directors are aware of any matters that will be presented for action at the meeting other than the proposal described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Following the upcoming meeting on August 9, 2007, the fund expects to hold its next annual meeting of shareholders in August 2008. Any shareholder proposal, including notices of director nomination, must be submitted in writing to the secretary of the fund, at the fund's principal executive offices located at
333 South Hope Street, 55th Floor, Los Angeles, CA 90071, and received no later than February 6, 2008 to be considered for inclusion in the fund's 2008 proxy materials. Any such proposals must comply with all the applicable requirements or conditions established by the U.S. Securities and Exchange Commission.
Shareholders who wish to suggest candidates for board membership to the nominating committee for consideration may do so by submitting a written notice to the secretary of the fund. The notice must be accompanied by complete biographical and occupational data of the prospective nominee, along with written consent of the prospective nominee for consideration of his or her name by the nominating committee.

12 The Investment Company of America


ANNUAL REPORT DELIVERY

The fund will furnish, without charge, a copy of its most recent annual report and/or semi-annual report to any shareholder upon request. Such requests should be directed to the fund's secretary at 333 South Hope Street, 55th Floor, Los
Angeles, CA 90071, or by telephoning 800/421-0180.

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South
State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is
the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX
78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin
Hood Road, Norfolk, VA 23513.

COMMUNICATING WITH THE FUND'S DIRECTORS AND OFFICERS

Correspondence intended for the directors and/or officers of the fund should be directed to the fund's secretary at: 333 South Hope Street, 55th Floor, Los
Angeles, California, 90071.

The enclosed proxy is solicited by and on behalf of the board of directors of the fund. The fund will pay the cost of soliciting proxies, including the printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES
BY MAIL, BY TELEPHONE OR VIA THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN,
DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR VIA
THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

One copy of this proxy statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this proxy statement, free of charge, please contact the fund's secretary in writing at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning
800/421-0180. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call using the address or telephone number indicated above.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 25, 2007

                                            The Investment Company of America 13


                     (This page intentionally left blank.)


Appendix A


                                                                                 AS %
                                                                               OF SHARES
NAME AND ADDRESS                                   CLASS      SHARES HELD     OUTSTANDING

-----------------------------------------------------------------------------------------
Edward D. Jones & Co.                                 A       412,816,041        18.95
201 Progress Parkway                                  B        14,682,945        11.85
Maryland Heights, MO 63043
-----------------------------------------------------------------------------------------

Citigroup Global Markets, Inc.                        B         8,066,143         6.51
333 W. 34th Street, 7th Floor                         C        17,243,864        17.22
New York, NY 10001
-----------------------------------------------------------------------------------------

MLPF&S                                                B         6,330,272         5.11
4800 Deer Lake Drive East, Floor 2                    C        15,519,001        15.50
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                            F         4,418,078         9.54
101 Montgomery Street
San Francisco, CA 94104
-----------------------------------------------------------------------------------------

Hartford Life Insurance Co.                         R-1           531,036        33.00
P. O. Box 2999                                      R-3         4,116,241        14.37
Hartford, CT 06104
-----------------------------------------------------------------------------------------

John Hancock Life Insurance Co., USA                R-3         4,890,533        17.08
601 Congress Street
Boston, MA 02210
-----------------------------------------------------------------------------------------

Saxon & Co.                                         R-4           795,657         7.48
P.O. Box 7780-1888
Philadelphia, PA 19182
-----------------------------------------------------------------------------------------

State Street Bank & Trust Co.                       R-5        38,812,747        62.10
1 Heritage Drive
Quincy, MA 02171
-----------------------------------------------------------------------------------------

Fidelity Investments Institutional Operations       R-5         5,054,361         8.09
Co.
100 Magellan Way
Covington, KY 41015
-----------------------------------------------------------------------------------------

Mercer Trust Company                                R-5         3,237,002         5.18
1 Investors Way
Norwood, MA 02062


                                      A-1


                     (This page intentionally left blank.)

Appendix B

                       THE INVESTMENT COMPANY OF AMERICA
                                  (THE "FUND")
                          NOMINATING COMMITTEE CHARTER

I. COMMITTEE ORGANIZATION

The Nominating Committee ("the COMMITTEE"), a committee established by the Board of Directors (the "BOARD"), will be comprised solely of members of the Board who are not considered "interested persons" of the fund under the Investment Company
Act of 1940 (the "ACT"), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the fund, or be a former officer or director of Capital Research and Management Company ("CRMC") or any
of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent directors. The fund's Secretary will serve as Secretary of the
Committee.

The Committee will meet with the frequency, and at the times, determined by the
Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to
Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Committee will:

 (a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

                                      B-1


 (b) Identify and screen independent director candidates for appointment to the
     Board, and submit final recommendations to the full Board for approval. If the fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.(1) The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

 (c) Review independent director (and, if applicable, Advisory Board member)
     compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.(2)

 (d) Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

 (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.(3)

III. AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

---------------------

 (1) Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the
     Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable)
     will be made exclusively by the Committee.

 (2) Director compensation recommendations may take into account the size of the
     Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

 (3) Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

                                      B-2


IV. POLICIES AND PROCEDURES

The Committee's policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

 (a) Provide oversight regarding the orientation of new independent directors.(4) The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

 (b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the fund's
     Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The
     Committee may also consider, as appropriate, Board member attendance.

 (c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

---------------------

 (4) It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

                                      B-3


                     (This page intentionally left blank.)


[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

[RECYCLE LOGO]
 Printed on recycled paper.

--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International
Capital Guardian  Capital Bank and Trust

[logo - American Funds®]	THE INVESTMENT COMPANY OF AMERICA PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2007	PROXY CARD

The undersigned hereby appoints Vincent P. Corti, Paul G. Haaga, Jr. and Donald H. Rolfe, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday August 9, 2007 at 9:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
CAPITAL BANK AND TRUST COMPANY AS TRUSTEE AUTHORIZED OFFICER /s/ Thomas J. Hamblin

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

________________________________________________________________ Signature
________________________________________________________________ Signature of joint owner, if any
________________________________________________________________ Date ICA_17765

[logo - American Funds®]	THE INVESTMENT COMPANY OF AMERICA PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 9, 2007	PROXY CARD

The undersigned hereby appoints Vincent P. Corti, Paul G. Haaga, Jr. and Donald H. Rolfe, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55TH Floor, Los Angeles, California, on Thursday August 9, 2007 at 9:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

________________________________________________________________ Signature
________________________________________________________________ Signature of joint owner, if any
________________________________________________________________ Date ICA_17765

THE INVESTMENT COMPANY OF AMERICA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.	Election of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01 Ms. Louise H. Bryson 02 Ms. Mary Anne Dolan 03 Mr. Martin Fenton 04 Mr. Leonard R. Fuller 05 Mr. L. Daniel Jorndt 06 Mr. Claudio X. Gonzalez Laporte 07 Mr. James B. Lovelace	08 Prof. John G. McDonald 09 Ms. Bailey Morris-Eck 10 Mr. Richard G. Newman 11 Mr. Donald D. O’Neal 12 Dr. Olin C. Robison 13 Mr. R. Michael Shanahan	☐	☐	☐
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

ICA_17765

[logo - American Funds ®]

[photo of computer monitor and telephone receiver]

Every proxy vote is important!
Vote your proxy on the phone or Internet.

It saves money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone and Internet voting is instantaneous 24 hours a day.

It’s easy! Just follow these simple steps:
1.	Read your proxy statement and have it at hand.
2.	Call toll-free 1-866-241-6192 or go to the website:

https://vote.proxy-direct.com

3.	Follow the recorded or on-screen directions.
4.	Do not mail your proxy card when you vote by phone or Internet.